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                                                                     Exhibit 1.1


                                2,250,000 SHARES(1)

                                   REMEC, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                              January ____, 1997
NEEDHAM & COMPANY, INC.
A.G. EDWARDS & SONS, INC.
OPPENHEIMER & CO., INC.
 As Representatives of the Underwriters
c/o Needham & Company, Inc.
400 Park Avenue
New York, New York 10022

Ladies and Gentlemen:

                  REMEC, Inc., a California corporation (the "Company") and certain stockholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose to sell 2,250,000 shares (the "Firm Shares") of Common Stock, $0.01 per share par value, of the Company (the "Common Stock"), to you and to the other Underwriters (as defined below). The Company and the Selling Shareholders have agreed to grant to you and the other Underwriters named in
Schedule I hereto (collectively, the "Underwriters"), an option (the "Option") to purchase up to an additional 337,500 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). In the event the Option is exercised, _____________ of the Option Shares will be purchased by the Underwriters from the Company and _____________ of the Option Shares will be purchased by the Underwriters from the Selling Shareholders. The Firm Shares and the Option Shares are referred to collectively herein as the "Shares."

                  It is understood that, subject to the conditions hereinafter stated, the Firm Shares will be sold to you and the Underwriters, for whom you are acting as the Representatives (the "Representatives").

                  The Company and the Selling Shareholders confirm as follows their agreement with the Representatives and the other Underwriters.

                          1. Agreement to Sell and Purchase.

                                   a. On the basis of the representations,
warranties and agreements herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell an aggregate of 1,750,000 shares of Common Stock to the Underwriters, (ii) each Selling Shareholder agrees to sell to the Underwriters the number of shares of Common Stock set forth opposite his, her, or its name in Schedule II hereto, and
(iii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders the respective number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $ _________ for each Firm Share.

                                   b. Subject to all the terms and conditions of
this Agreement, the Company and certain of the Selling Shareholders severally and not jointly grant the Option to the Underwriters to purchase, severally and not jointly, up to ____________ Option shares from the Company and up to the maximum number of Option Shares set forth opposite the Selling Shareholder's name on Schedule II hereto at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover
------------
1 Plus an option to purchase up to an additional 337,500 shares to cover over-allotments.

over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Custodian (as defined herein), no later than 12:00 noon, New York City time, at least two and no more than four business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date"), setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company and certain of the Selling Shareholders will sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of the Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as it deems advisable to avoid fractional shares.

                          2. Delivery and Payment. Delivery of the Firm Shares
shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer or by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of the Company and the Selling Shareholders, at the offices of Gray Cary Ware & Freidenrich, at 7:00 a.m., San Francisco time, on the third business day following the commencement of the offering contemplated by this Agreement, or at such time on such other date, not later than five business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

                  To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

                  Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company and the Custodian, as that term is defined in Section 4(b) hereof. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

                  The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

                          3. Representations and Warranties of the Company. The
Company represents, warrants and covenants to each Underwriter that:

                                   a. A registration statement (Registration No.
___________) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If the registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed


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promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means the prospectus as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date.

                                   b. On the Effective Date, the date the
Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any posteffective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus and the statements relating to underwriting commissions set forth on the cover page of the Prospectus and the Preliminary Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement.

                                   c. The Company and each of its subsidiaries
is, and at the Closing Date and, if later, the Option Closing Date will be, corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation. The Company and each of its subsidiaries have, and at the Closing Date and, if later, the Option Closing Date will have, full power and authority to conduct all the activities conducted by them, to own or lease all the material assets owned by or leased by them and to conduct their business as described in the Registration Statement and the Prospectus. The Company and each of its subsidiaries is, and at the Closing Date and, if later, the Option Closing Date will be, duly licensed or qualified to do business and in good standing as foreign corporations in all jurisdictions in which the nature of the activities conducted by them or the character of the assets owned or leased by them makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, condition (financial or other) or results of operations. Except as disclosed in the Registration Statement and Prospectus, the Company (i) does not own, and at the Closing Date and, if later, the Option Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity and
(ii) is not, and at the Closing Date and, if later, the Option Closing Date will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws. Complete and correct copies of the articles of incorporation and of the by-laws of the Company and each of its subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.


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                                   d. All of the outstanding shares of capital
stock of the Company (including the Shares when delivered and paid for as contemplated herein) have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws; the Firm Shares and the Option Shares have been duly authorized and when issued and paid for as contemplated herein, as applicable, will be validly issued, fully paid and nonassessable; no preemptive or similar rights exist with respect to any of the Shares. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, or any such warrants, convertible securities or obligations. All of the outstanding shares of capital stock of each of the Company's subsidiaries are owned by the Company, have been validly issued, are fully paid and non-assessable, and are free of any liens and any pre-emptive or similar rights.

                                   e. The financial statements and schedules
included in the Registration Statement or the Prospectus present fairly the financial condition of the Company and its subsidiaries, taken as a whole, as of the respective dates thereof and the results of operations and cash flows of the Company and its subsidiaries, taken as a whole, for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Ernst & Young (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                                   f. Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than grants of options or rights to acquire securities of the Company under the Company's Equity Incentive Plan, Employee Stock Purchase Plan, or Incentive Stock Option Plan III or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever, (ii) the Company and its subsidiaries have not incurred nor will any of them incur, except in the ordinary course of business as described in the Prospectus, any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into, except in the ordinary course of business as described in the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                                   g. The Company is not an "investment company"
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                                   h. Except as set forth in the Registration
Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of the directors or officers of the Company or any of its subsidiaries in their capacity as such, nor to the knowledge of the Company any reasonable basis therefor, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially and adversely affect the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.


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                                   i. The Company and each of its subsidiaries
have, and at the Closing Date and, if later, the Option Closing Date will have, performed all obligations required to be performed by each of them, respectively, and each of them are not, and at the Closing Date and, if later, the Option Closing Date will not be, in default, under any contract or other instrument to which they are a party or by which their property is bound or affected, which default might materially and adversely affect the Company or its business, properties, business prospects, condition (financial or other) or results of operations. To the Company's knowledge, no other party under any contract or other instrument to which it or any of its subsidiaries is a party is in default in any respect thereunder, which default would materially and adversely affect the Company or its business, properties, business prospects, condition (financial or other) or results of operations. Neither the Company nor any of its subsidiaries is, and at the Closing Date and, if later, the Option Closing Date will be, in violation of any provision of their articles of incorporation or by-laws.

                                   j. No consent, approval, authorization or
order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

                                   k. The Company has full power and authority
to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to (i) rights to indemnity and contribution hereunder which may be limited by applicable law, (ii) bankruptcy and laws relating to the rights and remedies of creditors generally and (iii) the availability of equitable remedies. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the action or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under the articles of incorporation or by-laws of the Company, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or affected, or to the knowledge of the Company violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company presently in effect.

                                   l. The Company and each of its subsidiaries
have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such liens, charges, encumbrances or restrictions as are described in the Prospectus and those which, individually and in the aggregate, are not material in amount or which, individually and in the aggregate, do not adversely affect the use made or proposed to be made of such properties and assets by the Company. The Company and each of its subsidiaries have, as lessee, valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, except such as are described in the Prospectus or are not material to the business of the Company. The agreements to which the Company or any of its subsidiaries is a party and which are described in the Prospectus are valid agreements, enforceable by the Company or any of its subsidiaries (as applicable), except as the enforcement thereof may be limited by bankruptcy and laws relating to the rights and remedies of creditors generally or by the availability of general equitable remedies. The Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not materially and adversely affect the Company or its business, properties, condition (financial or otherwise) or results of operations.

                                   m. There is no document or contract of a
character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is


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
not described or filed as required. All such contracts to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof, except as to (i) rights to indemnity and contribution thereunder which may be limited by applicable law, (ii) bankruptcy and laws relating to the rights and remedies of creditors generally and (iii) the availability of equitable remedies.

                                   n. No statement, representation, warranty or
covenant made by the Company in this Agreement or made in any certificate or document required by Section 7(l) of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

                                   o. Neither the Company nor any of its
directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                                   p. Except as disclosed in the Prospectus, no
holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

                                   q. The Common Stock is listed and duly
admitted to trading on the Nasdaq National Market (the "NASDAQ/NM") and the Company has received notification that the listing by the NASDAQ/NM of the Shares has been approved, subject only to official notice of issuance of the Shares.

                                   r. The Company and each of its subsidiaries
have sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted and as proposed to be conducted, where the failure to have any such right would have a material and adverse effect on the Company or its business, properties, condition (financial or otherwise) or results of operations. The Company and each of its subsidiaries is not infringing any rights, copyrights, trade secrets or other similar rights of others or, to the best knowledge of the Company, any trademarks, trade name rights or patent rights of others, where such infringement would have a material and adverse effect on the Company or its business, properties, condition (financial or otherwise) or results of operations. No claim has been made against the Company or any of its subsidiaries regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which would have a material and adverse effect on the Company or its business, properties, condition (financial or otherwise) or results of operations.

                                   s. The Company has timely filed all federal,
state and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. The Company has no tax deficiency which has been or to the Company's knowledge might be asserted or threatened against the Company which could have a material and adverse effect on the Company or its business, properties, condition (financial or otherwise) or results of operations.

                                   t. The pro forma financial information set
forth in the Registration Statement reflects, subject to the limitations set forth in the Registration Statement as to such pro forma financial information, the results of operations of the Company purported to be shown thereby for the periods indicated and conforms to the requirements of Regulation S-X of the Rules and Regulations.

                                   u. The Company and its subsidiaries owns or
possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies necessary to conduct their business as contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations. There is no proceeding pending or threatened, or to the Company's knowledge any reasonable basis therefor, which may cause any such authorization, approval,


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
order, license, registration, certificate or permit to be revoked, withdrawn, canceled, suspended or not renewed; and the Company and each of its subsidiaries is conducting its business in compliance with all laws, rules and regulations applicable thereto, including, without limitation, all applicable local, state and federal environmental laws and regulations.

                                   v. The Company and each of its subsidiaries
maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its subsidiaries, as applicable, against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                                   w. Neither the Company nor any of its
subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                                   x. The Company has not taken and shall not
take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, the Exchange Act Rules and Regulations or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. No bid or purchase by the Company and, to the best knowledge of the Company, no bid or purchase that could be attributed to the Company (as a result of bids or purchases by an "affiliated purchaser" within the meaning of Rule 10b-6 under the Exchange Act) for or of the Shares, the Common Stock, any securities of the same class or series as the Common Stock or any securities convertible into or exchangeable for or that represent any right to acquire the Common Stock is now pending or in progress or will have commenced at any time prior to the completion of the distribution of the Shares.

                                   y. No labor disturbance by the employees of
the Company or any of its subsidiaries exists, is imminent or, to the knowledge of the Company, is contemplated or threatened; and the Company is not aware of an existing, imminent or threatened labor disturbance by the employees of any principal suppliers, contract manufacturing organizations, manufacturers, authorized dealers or distributors that might be expected to result in any material change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole. No collective bargaining agreement exists with any of the Company's or any of the Company's subsidiaries' employees and, to the best knowledge of the Company, no such agreement is imminent.

                                   z. There are no outstanding loans, advances
or guaranties of indebtedness by the Company to or for the benefit of any of (i) its "affiliates," as such term is deemed in the Rules and Regulations, (ii) any of the officers or directors of any of its subsidiaries or (iii) any of the members of the families of any of them.

                                   aa. Except as may be disclosed in the
Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries has any liability, absolute or contingent, relating to: (i) public health or safety; (ii) worker health or safety; (iii) product defect or warranty; or (iv) pollution, damage to or protection of the environment, including, without limitation, relating to damage to natural resources, emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, further without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, use, treatment, storage, generation, disposal, transport or handling of any hazardous materials, which, in any case or in the aggregate, would have a material adverse effect on the Company and its subsidiaries taken as a whole. As used herein, "hazardous material" includes chemical substances, wastes, pollutants, contaminants, hazardous or toxic substances, constituents, materials or wastes, whether solid, gaseous or liquid in nature.


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
                                   ab. The Company has not distributed and will
not distribute prior to the Closing Date or on or prior to any date on which the Option Stock is to be purchased, as the case may be, any prospectus or other offering material in connection with the offering and sale of the Stock other than the Prospectus, the Registration Statement and any other material which may be permitted by the Act and the Rules and Regulations.

                                   ac. The Company has complied in all respects
with the requirements of the Act and the Securities and Exchange Act of 1934, as amended, and the rules and regulation thereunder (the "Exchange Act"), including the periodic reporting requirements under the Exchange Act, and each such filing has conformed in all respects to the requirements of the Act or the Exchange Act, as applicable, and, as of its date, did not include any untrue misstatement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                          4. Representations and Warranties of the Selling
Shareholders. Except as to Sections 4(e) and 4(f), as to which only the Principal Selling Shareholders (as herein defined) make any representation, warranty or agreement, each Selling Shareholder severally represents, warrants and agrees that:

                                   a. The Selling Shareholder has, and
immediately prior to the Closing Date (as defined in Section 2 hereof) the Selling Shareholder will have, good and marketable title to the shares of Common Stock to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters.

                                   b. The Selling Shareholder has placed in
custody under a custody agreement (the "Custody Agreement" and, together with all other similar agreements executed by the other Selling Shareholders, the "Custody Agreements") with Ronald Ragland and Thomas George, or either of them individually, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Common Stock to be sold by the Selling Shareholder hereunder.

                                   c. The Selling Shareholder has duly and
irrevocably executed and delivered a power of attorney (the "Power of Attorney" and, together with all other similar agreements executed by the other Selling Shareholders, the "Powers of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Shareholder.

                                   d. The Selling Shareholder has full right,
power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of the Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Selling Shareholder, the articles of partnership of the Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution delivery and performance of the Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby.

                                   e. Nothing has come to the attention of any
of ______ (the "Principal Selling Shareholders") to cause it to believe that the representations and warranties of the Company set forth in Section 3(b) of this Agreement are not true and correct; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The Principal Selling Shareholders acknowledge that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement.

                                   f. Each Principal Selling Shareholder has no
reason to believe that the representations and warranties of the Company contained in section 3 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

                                   g. The Selling Shareholder has not taken and
will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

                                   h. To the extent that any statement or
omissions made in the Registration Statement or Prospectus are made in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder specifically for use therein, on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and on the Effective Date and the Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          5. Agreements of the Company. The Company agrees with
the Underwriters as follows:

                                   a. The Company will not, either prior to the
Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                                   b. The Company will use its best efforts to
cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading, and (5) of receipt by the Company or any Representatives or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of, and make all requisite filings with the Commission pursuant to, said Rule 430A and to notify the Representatives promptly of all such filings.

                                   c. The Company will furnish to the
Representatives, without charge, three signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, but without exhibits.

                                   d. The Company will comply with all the
provisions of any undertakings contained in the Registration Statement.

                                   e. On the Effective Date, and thereafter from
time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request.

                                   f. Prior to any public offering of the
Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                                   g. During the period of five years commencing
on the Effective Date, the Company will furnish to the Representatives, and each other Underwriter who may so request, copies of such financial statements and other periodic and special reports or statements as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives, and each other Underwriter who may so request, a copy of each annual or other report it shall be required to file with the Commission.

                                   h. The Company will make generally available
to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for the applicable 12-month period after the Effective Date, satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                                   i. Whether or not the transactions
contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company and the

Selling Shareholders under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing by the Company of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaires, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney, (6) the quotation of the Shares on the Nasdaq National Market, (7) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (8) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (9) fees, disbursements and other charges to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (10) the transfer agent for the Shares.

                                   j. If this Agreement shall be terminated by
the Company pursuant to any of the provisions hereof (other than pursuant to Section 10 or Section 11 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) actually incurred by them in connection herewith.

                                   k. The Company will not at any time, directly
or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                                   l. The Company will apply the net proceeds
from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds," and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                                   m. During the period of 180 days commencing
at the Effective Date, without the prior written consent of the Representatives, other than pursuant to the Company's Equity Incentive Plan, Employee Stock Purchase Plan, or Incentive Stock Option Plan III described in the Prospectus, the Company will not issue, offer, sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security.

                          6. Agreements of the Selling Shareholders. Each
Selling Shareholder agrees:

                                   a. For a period of 180 days from the date of
the Prospectus, not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person of), directly or indirectly, any shares of Common Stock (other than the Shares), without the prior written consent of the Representatives.

                                   b. That the shares of Common Stock to be sold
by the Selling Shareholder hereunder, which are represented by the certificates held in custody for the Selling Shareholder, are subject to the interest of the Underwriters and the other Selling Shareholders thereunder, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law, by the death or incapacity of any individual Selling Shareholder or the occurrence of any other event.

                                   c. To deliver to the Representatives prior to
the Closing Date a properly completed and executed United States Treasury Department Form W-8 if the Selling Shareholder is a non-United States person or Form W-9 if the Selling Shareholder is a United States person.

                          7. Conditions of the Obligations of the Underwriters.
The several obligations of each Underwriter hereunder are subject to the following conditions:

                                   a. Notification that the Registration
Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

                                   b. (i) No stop order suspending the
effectiveness of the Registration Statement shall have been issued and no proceedings for such purpose shall be pending or threatened by the Commission,
(ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives does not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their knowledge), to the effect of clauses (i), (ii) and (iii) of this Section 7(b).

                                   c. Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood, earthquake or other casualty, whether or not covered by insurance, or from any labor dispute or any court of legislative or other governmental action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

                                   d. Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                                   e. Each of the representations and warranties
of the Company and the Selling Shareholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and the Selling Shareholders and all conditions contained herein to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                                   f. The Representatives shall have received an
opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters, from Heller, Ehrman, White & McAuliffe, counsel to the Company, covering the following matters:

                                          (i) the Company and each of its
subsidiaries have been duly organized, are validly existing as corporations in good standing under the laws of the of their respective states of incorporation, have the corporate power and authority to own their property and to conduct their business as described in the Prospectus and are duly qualified to transact business and are in good standing in each jurisdiction in which the conduct of their business or their ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company and its subsidiaries or their business, properties, financial condition or results of operations;

                                          (ii) the authorized capital stock of
the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                                          (iii) the authorized, issued and
outstanding number of shares of capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus as of the date therein; the shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and nonassessable, and there is no right of rescission with respect to any outstanding shares of the Company and none of such shares are void or voidable by reason of the Company's failure to issue such shares in compliance with federal and state securities laws;

                                          (iv) the specimen certificate
evidencing the Shares filed as an exhibit to the Company's Registration Statement is in due and proper form under California law, the Shares have been duly authorized and, when the certificates evidencing the Shares have been issued and delivered in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive rights, or, to the best of such counsel's knowledge, other rights to subscribe for or purchase securities;

                                          (v) the Registration Statement has
become effective under the Act, and no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

                                          (vi) the Registration Statement and
the Prospectus and any supplements or amendments thereto (except for financial statements, schedules and financial and statistical information included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Act and the Rules and Regulations;

                                          (vii) this Agreement has been duly
authorized, executed and delivered by the Company, and the Company has all requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby;

                                          (viii) this Agreement is a valid and
binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to (a) rights to indemnity and contribution thereunder which may be limited by applicable law, (b) bankruptcy and laws relating to the rights and remedies of creditors generally, and (c) the availability of equitable remedies; the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement does not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument known to such counsel after due inquiry and which is binding upon and material to the Company or, any judgment or decree of any governmental body, agency or court having jurisdiction over the Company known to such counsel after due inquiry, presently in effect and a breach or violation of which, a default under which, a termination of which, an acceleration under which, or a conflict with which would materially and adversely affect the Company or its business, properties, financial condition or results of operations, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may have been obtained under the Act and such as required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters;

                                          (ix) the statements in the Prospectus
under "Management -- Officers and Directors" (but excluding the paragraphs describing the business experience of such persons), "-- Compensation Committee Interlocks and Insider Participation," "-- Executive Compensation," "-- Benefit Plans" (but excluding the Summary Compensation Table, option tables and footnotes thereto), "-- Limitation of Liability and Indemnification Matters," "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" and in the Registration Statement in Item 14 and Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize the information with respect to such legal matters, documents and proceedings required under the Act and the Rules and Regulations;

                                          (x) to such counsel's knowledge, there
are no legal or governmental proceedings pending or threatened to which the Company or any subsidiary is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described;

                                          (xi) to such counsel's knowledge,
except as described in the Registration Statement, no holder of securities of the Company has rights to require the Company to register with the Commission shares of Common Stock or other securities, as part of the offering contemplated hereby;

                                          (xii) such counsel does not know of
any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or Prospectus or any supplements or amendments thereto which are not so filed, or described as required, and to such counsel's knowledge, each description of such contracts and documents as is contained in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations; and

                                          (xiii) as of the Effective Date, the
Common Stock of the Company was duly authorized for listing on the Nasdaq National Market upon official notice of issuance; and

                                          (xiv) the outstanding shares of
capital stock of each subsidiary of the Company have been duly authorized and are validly issued, fully paid and non-assessable and are owned by the Company as set forth in Exhibit 22 to the Registration Statement.

                           In addition, such counsel shall state that, although
they have not independently verified the accuracy and completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that the Registration Statement (other than the financial statements, as to which such counsel need express no opinion or belief), at the time it was declared effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, as to which such counsel need express no opinion or belief), at the time the Registration Statement was declared effective (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriters by the Company after the time the Registration Statement was declared effective for use in connection with the offering of the Firm Shares that differs from the Prospectus on file at the Commission at the time the Registration Statement was declared effective, in which case at the time such Prospectus was first provided to the Underwriters for such use), or at the Closing Date or any later date on which the Option Shares are to be purchased, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           In rendering such opinion, such counsel may rely as
to matters not involving the laws of the United States or the State of California upon opinions of local counsel, and as to matters of fact, on representations or certificates of officers of the Company and of governmental officials, in which case their opinion is to state that they are so doing, that they have no actual knowledge of any material misstatement or inaccuracy in such opinions, representations or certificates and that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion.

                           In rendering such opinion, such counsel may rely upon
opinions of counsel satisfactory in form and substance to the Representatives and counsel for the Underwriters, in which case, the opinion of counsel for the Company shall state that it has no reason to believe that such counsel, the Representatives and counsel for the Underwriters are not justified in so relying.

                                   g. The counsel for the Selling Shareholders
shall have furnished to the Representatives their written opinion, as counsel to the Selling Shareholders, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                          (i) Each Selling Shareholder has full
right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by each Selling Shareholder and the consummation by each Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage deed of trust, loan agreement or other agreement or instrument to which any Selling Shareholder is a party or by which any Selling Shareholder is bound or to which any of the property or assets of any Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of any Selling Shareholder or the articles of partnership of any Selling Shareholder, or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Selling Shareholder or the property or assets of any Selling Shareholder; and, except for the registration of the Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by any Selling Shareholder and the consummation by any Selling Shareholder of the transactions contemplated hereby;

                                          (ii) This Agreement has been duly
authorized, executed and delivered by or on behalf of each Selling Shareholder;

                                          (iii) A Power-of-Attorney and a
Custody Agreement have been duly authorized, executed and delivered by each Selling Shareholder and constitute valid and binding agreements of each Selling Shareholder, enforceable in accordance with their respective terms; and

                                          (iv) Good and valid title to the
Shares to be sold by each Selling Shareholder under this agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters.

                           In rendering such opinion, such counsel may rely as
to matters not involving the laws of the United States or the State of California upon opinions of local counsel, and as to matters of fact, on representations or certificates of officers of the Selling Shareholders and of governmental officials, in which case their opinion is to state that they are so doing, that they have no actual knowledge of any material misstatement or inaccuracy in such opinions, representations or certificates and that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion.

                                   h. The Representatives shall have received an
opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, from Gray Cary Ware & Freidenrich, A Professional Corporation, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

                                   i. The Representatives shall have received,
on or prior to the Closing Date, agreements in substantially the form attached hereto as Schedule III from all directors, officers, and shareholders of the Company.

                                   j. Concurrently with the execution and
delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter ("Original Letter"), dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date, and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than two business days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date. The Original Letter shall state that the Accountants have performed the procedures set out in the Statement of Accounting Standards No. 71 ("SAS 71") for a review of interim financial information with respect to each of the three quarters ended November 3, 1996 and October 22, 1995.

                                   k. The Representatives shall have received,
on or prior to the Closing Date, copies of a letter to the Company from the Accountants stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of and at ____________, 1996, did not disclose any weakness in internal controls that they considered to be material weaknesses.

                                   l. Concurrently with the execution and
delivery of this Agreement and at the Closing Date and, with respect to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by the Chief Executive Officer and the Chief Financial Officer of the Company and of any subsidiary reasonably requested by the Representatives, in form and substance satisfactory to the Representatives, to the effect that:

                                          (i) Each signer of such certificate
has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                                          (ii) Each of the representations and
warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                                          (iii) Each of the covenants required
to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

                                   m. Each Selling Shareholder (or the Custodian
or one or more attorneys-in-fact on behalf of the Selling Shareholder) shall have furnished to the Representatives on the Closing Date a certificate, dated the Closing Date, signed by, or on behalf of, the Selling Shareholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of the Closing Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to the Closing Date.

                                   n. The Shares shall be qualified for sale in
such jurisdictions as the Representatives may reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

                                   o. Prior to the Closing Date, the Shares
shall have been duly authorized for listing on the Nasdaq National Market upon official notice of issuance.

                                   p. The Company shall have furnished to the
Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

                                   q. You shall have received from each of the
Company's officers and directors and from those shareholders requested by you, validly executed lock-up agreements with the Representatives to the effect that they will not, without the prior written consent of the Representatives, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in Schedule II hereto.

                          8. Indemnification.

                                   a. The Company will indemnify and hold
harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Underwriter, from and against any and all losses, claims, liabilities, expenses and damages arising out of any action, suit or proceeding brought by a third party (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted by a third party), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages (i) relate to, arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made, (ii) relate to, arise out of or are based on whole or in part on any inaccuracy in the representations and warranties of the Company or the Selling Shareholders contained herein or (iii) arise out of or are based upon any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of any Underwriter, expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus, or any amendment or supplement thereto, and provided further that the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased any of the Shares from such Underwriter, was entitled by law to receive a Prospectus but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. The Company acknowledges that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that the Company might otherwise have.

                                   b. Each Selling Shareholder, severally in
proportion to the number of Shares to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action relates to, arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The Selling Shareholders acknowledge that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement. The foregoing indemnity agreement is in addition to any liability which the Selling Shareholders may otherwise have to any Underwriter or any controlling person of that Underwriter. The liability of each Selling Shareholder under this Section 8(b) shall be limited to an amount equal to the initial public offering price of the stock sold by such Selling Shareholder to the Underwriters less the amount of any discounts or commissions paid by such Selling Shareholder to the Underwriters.

                                   c. Each Underwriter will indemnify and hold
harmless the Company, each person, if any, who controls, within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, the Company, and each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, as set forth in Section 8(a), but only insofar as losses, claims, liabilities, expenses or damages relate to, arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of such Underwriter, expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus, or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

                                   d. Any party that proposes to assert the
right to be indemnified under this Section 8, shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this
Section 8, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) there are legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) the indemnified party has reasonably concluded that a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                                   e. In order to provide for just and equitable
contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms, but for any reason is held to be unavailable from the Company, the Selling Shareholders or the Underwriters, the indemnifying party will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Shareholders from persons other than the Underwriters, such as persons who control the Company or a Selling Shareholder within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, any one or more of the Selling Shareholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence, but also the relative fault of the Company, the Selling Shareholders and the Underwriters with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the

Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 8(d), shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                                   f. The parties to this Agreement hereby
acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 8, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8 and further agree not to attempt to assert any such defense.

                                   g. The indemnity and contribution agreements
contained in this Section 8 and the representations and warranties of the Company and Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

                          9. Reimbursement of Certain Expenses. In addition to
its other obligations under Section 8(a) of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding brought by a third party relating to, arising out of or based upon in whole or part, (i) as described in Section 8(a), any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made, (ii) any inaccuracy in the representations and warranties of the Company or the Selling Shareholders contained herein or (iii) any failure of the Company or the Selling Shareholders to perform their obligations hereunder or under law in connection with the transactions contemplated hereby, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 9 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

                         10. Termination. The obligations of the Underwriters,
the Company and the Selling Shareholders under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company and the Selling Shareholders or the Company and the Selling Shareholders to any underwriter (except as set forth in section 5(i) above) if, prior to delivery and payment for the Firm Shares or Option Shares, as the case may be, in the sole judgment of the Representatives, (a) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the Nasdaq National Market, (b) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (c) a general banking moratorium shall have been declared by either federal or New York State authorities or (d) any material adverse change in the financial or securities markets in the United States, or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crises, shall have occurred, the effect of which is such as to make it, in the sole judgment of the Representatives, impracticable to market the Shares.

                         11. Substitution of Underwriters. If any one or more of
the Underwriters shall fail or refuse to purchase the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Company or the Selling Shareholders for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                         12. Miscellaneous. Notice given pursuant to any of the
provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the offices of the Company, 9404 Chesapeake Drive, San Diego, California, 92123, Attention:
Chief Executive Officer, with a copy to Victor A. Hebert, Esq., Heller, Ehrman, White & McAuliffe, 333 Bush St., San Francisco, 94140-2878, (b) if to any of the Selling Shareholders, to the address of each as set forth on Schedule II hereto, or (c) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, Attention: Corporate Finance Department, with a copy to Douglas J. Rein, Esq., Gray Cary Ware & Freidenrich, A Professional Corporation, 4365 Executive Drive, Suite 1600, San Diego, California 92121. Any such notice shall be effective only upon receipt. Any notice may be made by telex or facsimile transmission, but if so made shall be subsequently confirmed in writing.

                  This Agreement has been and is made solely for the benefit of the Underwriters, the Selling Shareholders and the Company and of the controlling persons, directors and officers referred to in Section 8, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the Underwriters.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within such State.

                  This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Please confirm that the foregoing correctly sets forth the Agreement among the Company and the Underwriters.


                                           Very truly yours,

                                           REMEC, INC.


                                           By:
                                              ----------------------------------
                                           Title: Chief Executive Officer

                                           The Selling Shareholders named in
                                           Schedule II to this Agreement


                                           By:
                                              ----------------------------------
                                                Attorney-in-Fact


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


NEEDHAM & COMPANY, INC.
A.G. EDWARDS & SONS, INC.
OPPENHEIMER & CO., INC
As Representatives of the Underwriters listed on
Schedule I

By:      Needham & Company, Inc.


By:
       ------------------------------
Title: Managing Director
       ------------------------------

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                                                 NUMBER OF
                                                                FIRM SHARES
                                                                   TO BE
         UNDERWRITERS                                            PURCHASED

Needham & Company, Inc........................................
A.G. Edwards & Co., Inc.......................................
Oppenheimer & Co., Inc........................................
                                                                 -------------
          Total...............................................
                                                                 =============

                                   SCHEDULE II

                        SCHEDULE OF SELLING SHAREHOLDERS

                                                          NUMBER OF
SHAREHOLDER                                              FIRM SHARES















                                                            --------------


          Total........................................
                                                            ==============

                                                             NUMBER OF
SHAREHOLDER                                                OPTION SHARES
















                                                            --------------


          Total........................................
                                                            ==============

                                  SCHEDULE III

                  FORM OF LOCK-UP AGREEMENT TO BE SIGNED BY ALL
               DIRECTORS, OFFICERS AND SHAREHOLDERS OF THE COMPANY

                  The undersigned is a holder of securities of REMEC, Inc., a California corporation (the "Company") and wishes to facilitate the secondary public offering of shares of the Common Stock (the "Common Stock") of the Company (the "Offering"). The undersigned recognizes that such Offering will be of benefit to the undersigned.

                  In consideration of the foregoing and in order to induce you to act as underwriters in connection with the Offering, the undersigned hereby agrees that he, she or it will not, directly or indirectly, sell, contract to sell, transfer or encumber the economic risk of ownership interest in, make any short sale, pledge, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of, any shares of Common Stock, options to acquire shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock of the Company which he, she or it may own, exclusive of any shares of Common Stock purchased in connection with the Company's initial public offering or purchased in the public trading market subsequent to the Company's initial public offering, without the prior written approval of Needham & Company, Inc., acting on its own behalf and/or on behalf of other representatives of the underwriters, for a period commencing as of the day on which the Form S-1 Registration Statement to be filed on behalf of the Company in connection with the Offering (the "Registration Statement") shall become effective by order of the Securities and Exchange Commission (the "Effective Date") and ending on the date which is one hundred eighty (180) days after the Effective Date. The undersigned confirms that he, she or it understands that the underwriters and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities held by the undersigned except in compliance with this Agreement.

         This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns upon the effectiveness of the Registration Statement.